CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of PGIM ETF Trust of our report dated October 19, 2023, relating to the financial statements and financial highlights, which appears in PGIM AAA CLO ETF’s Annual Report on Form N-CSR for the year ended August 31, 2023. We also consent to the references to us under the headings "Financial Statements", "Independent Registered Public Accounting Firm" and "Financial Highlights" in such Registration Statement.

/s/PricewaterhouseCoopers LLP

New York, New York

October 26, 2023

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of PGIM ETF Trust of our report dated October 19, 2023, relating to the financial statements and financial highlights, which appears in PGIM Active Aggregate Bond ETF’s Annual Report on Form N-CSR for the year ended August 31, 2023. We also consent to the references to us under the headings "Financial Statements", "Independent Registered Public Accounting Firm" and "Financial Highlights" in such Registration Statement.

/s/PricewaterhouseCoopers LLP

New York, New York

October 26, 2023

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of PGIM ETF Trust of our report dated October 19, 2023, relating to the financial statements and financial highlights, which appears in PGIM Active High Yield Bond ETF’s Annual Report on Form N-CSR for the year ended August 31, 2023. We also consent to the references to us under the headings "Financial Statements", "Independent Registered Public Accounting Firm" and "Financial Highlights" in such Registration Statement.

/s/PricewaterhouseCoopers LLP

New York, New York

October 26, 2023

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of PGIM ETF Trust of our report dated October 19, 2023, relating to the financial statements and financial highlights, which appears in PGIM Floating Rate Income ETF’s Annual Report on Form N-CSR for the year ended August 31, 2023.  We also consent to the references to us under the headings "Financial Statements", "Independent Registered Public Accounting Firm" and "Financial Highlights" in such Registration Statement.

/s/PricewaterhouseCoopers LLP

New York, New York

October 26, 2023

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of PGIM ETF Trust of our report dated October 19, 2023, relating to the financial statements and financial highlights, which appears in PGIM Jennison Focused Growth ETF’s Annual Report on Form N-CSR for the year ended August 31, 2023. We also consent to the references to us under the headings "Financial Statements", "Independent Registered Public Accounting Firm" and "Financial Highlights" in such Registration Statement.

/s/PricewaterhouseCoopers LLP

New York, New York

October 26, 2023

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of PGIM ETF Trust of our report dated October 19, 2023, relating to the financial statements and financial highlights, which appears in PGIM Jennison Focused Value ETF’s Annual Report on Form N-CSR for the year ended August 31, 2023. We also consent to the references to us under the headings "Financial Statements", "Independent Registered Public Accounting Firm" and "Financial Highlights" in such Registration Statement.

/s/PricewaterhouseCoopers LLP

New York, New York

October 26, 2023

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of PGIM ETF Trust of our report dated October 19, 2023, relating to the financial statements and financial highlights, which appears in PGIM Portfolio Ballast ETF’s Annual Report on Form N-CSR for the year ended August 31, 2023. We also consent to the references to us under the headings "Financial Statements", "Independent Registered Public Accounting Firm" and "Financial Highlights" in such Registration Statement.

/s/PricewaterhouseCoopers LLP

New York, New York

October 26, 2023

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of PGIM ETF Trust of our report dated October 19, 2023, relating to the financial statements and financial highlights, which appears in PGIM Short Duration Multi-Sector Bond ETF’s Annual Report on Form N-CSR for the year ended August 31, 2023. We also consent to the references to us under the headings "Financial Statements", "Independent Registered Public Accounting Firm" and "Financial Highlights" in such Registration Statement.

/s/PricewaterhouseCoopers LLP

New York, New York

October 26, 2023

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of PGIM ETF Trust of our report dated October 19, 2023, relating to the financial statements and financial highlights, which appears in PGIM Total Return Bond ETF’s Annual Report on Form N-CSR for the period ended August 31, 2023. We also consent to the references to us under the headings "Financial Statements", "Independent Registered Public Accounting Firm" and "Financial Highlights" in such Registration Statement.

/s/PricewaterhouseCoopers LLP

New York, New York

October 26, 2023

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of PGIM ETF Trust of our report dated October 19, 2023, relating to the financial statements and financial highlights, which appears in PGIM Ultra Short Bond ETF’s Annual Report on Form N-CSR for the year ended August 31, 2023. We also consent to the references to us under the headings "Financial Statements", "Independent Registered Public Accounting Firm" and "Financial Highlights" in such Registration Statement.

/s/PricewaterhouseCoopers LLP

New York, New York

October 26, 2023